Exhibit 10.34

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 203.406

DEVELOPMENT AGREEMENT

This Development Agreement (“Development Agreement”) is entered into on April 15th, 2010 (“EffectiveDate”) by and between Cargill, Incorporated through its [***], having its principal place of business at [***] (“Cargill”) and Bioamber S.A.S., having a place of business at Route de Bazancourt, F-51110, Pomacle France (“Bioamber”). Bioamber and Cargill shall be referred to individually as “Party” and collectively as “Parties”, as required by text.

Background

A.	Cargill has developed a yeast strain designated CB1 (“CB1”) [***] and related research tools for modifying CB1,which are protected by Licensed Patents (as defined in Section 2.5 below).

B.	Bioamber desires to engage Cargill to further develop or modify CB1 with the goal of [***] to produce succinic acid and salts thereof.

C.	The Parties desire to grant each other certain rights to use the further developed or modified CB1 as well as other technology that is developed in the course of the work as provided in this Development Agreement [***].

Cargill and Bioamber mutually agree as follows:

1.	Scope of Work Plan

1.1	Cargill agrees to perform the services to develop or modify CB1 to produce succinic acid and salts thereof [***] (“Work Plan”). The Work Plan is more fully described in Exhibit A, which is hereby incorporated by reference into this Development Agreement. CB1 that has been further developed or modified (or the like) under the Work Plan shall be referred to as “Modified CB1”. Any changes to the Work Plan must be in writing and signed by both Cargill and Bioamber and may be subject to incremental fees depending on resource requirements.

1.2	In agreeing to perform the Work Plan, Cargill represents and warrants that:

1.2.1	Cargill has the capability, experience, and means necessary to perform the Work Plan, and the Work Plan will be performed using personnel, equipment, and material qualified and suitable to perform the Work Plan requested;

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1.2.2	Cargill will provide properly trained and informed personnel, and Cargill will be solely responsible for the negligent acts, errors and omissions of its employees, subcontractors, and agents and for any other person performing services under this Development Agreement at the direct request of Cargill;

1.2.3	Cargill will perform the Work Plan in a workmanlike manner with reasonable skill and care ordinarily exercised by members of the profession practicing under similar conditions and in accordance with accepted industry practices and professional guidelines;

1.2.4	Subject to Section 13.1, Cargill has in effect and will maintain in effect all permits, licenses and other authorizations necessary to perform the Work Plan; and

1.2.5	No other party has rights to its services as described in the Work Plan, and that a work assignment from any third party shall not be accepted, or work by Cargill aloneshall not be conducted, to develop CB1 or other microorganisms that will be used to [***], for the Term (as defined in Section 10.1) of this Development Agreement. For purposes of clarity, and as examples, Cargill may sell dextrose as fermentation feedstock to third parties, who may use such dextrose to produce [***]; also, Cargill may modify starches to [***].

2.	Fees and Milestones

2.1	Bioamber shall pay Cargill [***] U.S. Dollars ($[***]) within thirty (30) days of the execution of this Development Agreement.

2.2	In addition to the payment in Section 2.1, Bioamber shall pay Cargill a total of [***] U.S. Dollars ($[***] to perform the Work Plan, and Cargill will make available up to [***] per year to perform the work as outlined in the Work Plan. Such total is subject to change based on an annual review of the needs and requirements of the Work Plan. The actual number of FTEs assigned at any given time will be a function of the Work Plan and will be subject to agreement amongst the Parties. In addition, Bioamber will pay for reasonable expenses incurred by Cargill, including travel. Cargill shall cover ordinary and customary [***]. Cargill shall submit to Bioamber a monthly invoice for costs owed by Bioamber, accompanied by a report summarizing Cargill’s activities in relation to actual hours worked and expenses incurred. Bioamber will pay Cargill’s costs within thirty (30) days of receipt of invoice and supporting documentation. Bioamber shall have the right to audit Cargill time sheets from time to time. Such audit shall occur once per year during reasonable business hours by an independent third party agreed to by both parties, who shall be under obligations of confidentiality.

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2.3	Bioamber shall also pay Cargill within thirty (30) days of achieving each of the milestones summarized below and more fully described in the Work Plan found in Exhibit A. For purposes of clarity, payment is triggered by [***]. Further, each of the Milestones and Target Dates may be changed according to the needs of the Work Plan and upon written agreement by the parties.

Milestone	Target Date	Payment
Milestone 1: [***]	[***] after Effective Date	US $[***]
Milestone 2: [***]	[***] after Effective Date	US $[***]
Milestone 3: [***]	[***] after Effective Date	US $[***]

2.4	Missed Milestones.

2.4.1	In the event Cargill does not achieve a given Milestone provided in Section 2.3 by the Target Date listed in Section 2.3 or modified Milestone and modified Target Date as agreed to by the Parties, and subsequently achieves such milestone as per the criteria described in Exhibit A, [***] The Target Date for subsequent Milestones will be adjusted to reflect the date on which the Milestone was actually achieved. If a subsequent Milestone is achieved by the original Target Date listed in Section 2.3, Bioamber will pay Cargill [***] For purposes of clarity and as examples, if Milestones 1 and 2 were not delivered by the Target Dates, but Milestone 3 is delivered by or before the Target Date, then the total payments due to Cargill at that time would be [***].

2.4.2	In the event Cargill does not achieve a given Milestone provided in Section 2.3 by the Target Date listed in Section 2.3 or modified Milestone and modified Target Date as agreed to by the Parties, and Bioamber decides to commercialize Modified CB1, any outstanding milestone payments shall immediately become due such that the total payment due Cargill under this Development Agreement equals [***] U.S. Dollars (US $[***]).

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2.4.3	Provided that Cargill has respected its undertakings set out in Section 1.2 of this Development Agreement, no other damages shall accrue to Cargill for not achieving a given Milestone other than provided in Sections 2.4.1, 2.4.2, and 2.5.

2.5	Option to Research License. In the event Cargill (i) is unable to achieve a given milestone described in Section 2.3 by the Target Date, or (ii) terminates this Agreement pursuant to Section 10.2, Bioamber shall have the option to obtain a license during the term of this Development Agreement to the patent applications and patents listed in Exhibit B (including any continuations, continued prosecutions, continuations-in-part, reissues, reexaminations, divisions or substitutions thereof) (collectively “Licensed Patents”), the tool kit listed in Exhibit C (“Licensed Tool Kit”),and Cargill Improvements if any (as defined in Section 5.2 below), for research use only and for additional monetary consideration (“Research License”). [***], the Research License shall be offered to Bioamber at [***]. Such research use shall be for the development and optimization of CB1 for [***]. The Research License shall be provided to Bioamber only, with no rights to sublicense and with no “have made” rights. Notwithstanding the preceding, Bioamber will be permitted to outsource development work as outlined in the Work Plan and according to the Research License to third parties that have been approved by Cargill, and such approval shall not be unreasonably withheld. In considering whether or not to outsource such development work to third parties, the Parties recognize that it is in their mutual interest to protect CB1, Modified CB1, Cargill Confidential Information (as defined in Section 4.1), and Know-How and Licensed Patents (as those terms are defined under the Commercial License Agreement) and, therefore, the Parties shall undertake joint evaluations of third parties who have been identified by Bioamber to perform such development work, including, for example and not by limitation, a risk assessment of the geography in which such development work will occur, and whether or not such third parties have similar guiding principles as Cargill (a copy of Cargill’s Guiding Principles and Compliance Policy on Intellectual Property is attached as Exhibit F). Such development work shall not be conducted by such third parties in circumstances where Cargill’s intellectual property is at an unacceptable risk as determined by Cargill based on the joint evaluations of such third parties.The terms and conditions of such Research License shall be negotiated between the Parties and shall include the terms described in this Section 2.5 and terms addressing ownership and rights to use of any intellectual property developed. Further, this Development Agreement shall serve as the framework for the Research License.

2.6	Technology Transfer. In the event Milestone 3 is achieved, Cargill will [***].

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2.7	Scale-Up. Following the successful technology transfer, upon request by Bioamber and subject to [***]. Cargill shall invoice Bioamber [***] U.S. Dollars (US$[***]) per man-day provided, not inclusive of taxes or other governmental fees, and further adjusted for inflation at the time it goes into effect. Cargill shall [***].

3.	[***]. Bioamber also desires the right to further develop CB1 to [***]. Cargill hereby grants Bioamber the option to [***] (“Modified Work Plan”). If such option is exercised, (a) the terms and conditions of this Development Agreement shall apply to the Modified Work Plan except (i) new, additional up-front and milestone payments shall apply as provided below, and (ii) any development work performed under the Modified Work Plan will be [***]; and (b) the commercial license attached as Exhibit D shall be expanded to include the resulting strain developed out of the Modified Work Plan with no additional change in the financial terms. Additionally, the additional up-front fee [***].

Milestone using Alternative Feedstock	Target Date	Payment
Up-front Payment	[***]	US $[***]
Milestone 1: [***]	[***]	US $[***]
Milestone 2: [***]	[***]	US $[***]
Milestone 3: [***]	[***]	US $[***]

4.	Confidentiality. To carry out the Work Plan, Cargill may receive from, and provide to, Bioamber certain Confidential Information, as defined below. Such Confidential Information will be disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) on the following terms and conditions:

4.1	“Confidential Information” means all business, technical, and financial information related to the Work Plan, the terms and discussions relating to the Term Sheet executed by the parties on December 3, 2009 and December 4, 2009, and to any aspect of the business of each Party that is material to the Work Plan, including, without limitation, Licensed Tool Kit, products, product compositions, raw materials, specifications, formulae, equipment, business plans and strategies, customer lists, supplier lists, know-how, samples, drawings, pricing informationand other financial information, inventions, ideas, research information, packaging, manufacturing processes, and other information, or its potential use, that is owned by or in possession of either Party. For purposes of clarity, the parties shall not disclose to each other any Confidential Information that is not material to the Work Plan, such as, by way of example and without limitation, processes and other information relating to post-fermentation activities. Confidential Information shall not include information that: (a) is in the public domain prior to disclosure by Disclosing Party; (b) becomes part of the public domain, by publication or otherwise, through no unauthorized act or omission by the Receiving Party; (c) is lawfully in the Receiving Party’s possession prior to disclosure by the Disclosing Party; or (d) is independently developed by an employee(s) of the Receiving Party with no access to the disclosed Confidential Information.

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4.2	The Receiving Party agrees to take and maintain proper and appropriate steps to protect Confidential Information of the Disclosing Party. The Receiving Party agrees to disclose the Confidential Information of the Disclosing Party only to employees or agents of the Receiving Party who are directly involved with the Work Plan contemplated by this Development Agreement, and even then only to such extent as is necessary and essential to perform the Work Plan. The Receiving Party agrees to inform such employees and agents of the confidential nature of the information disclosed hereunder and to cause all such employees and agents to abide by the terms of this Development Agreement.

4.3	The Receiving Party shall not disclose the Disclosing Party’s Confidential Information to any unauthorized party without the Disclosing Party’s prior express written consent or unless required by court order or order of a similar governmental entity. If a Party is required by court order or order of a similar governmental entity to disclose the other’s Confidential Information, they shall give the other Party prompt notice of such requirement so that an appropriate protective order or other relief may be sought.

4.4	The Receiving Party will use Confidential Information only in connection with the Work Plan. Both Parties have reserved all rights to their respective Confidential Information not expressly granted herein. All documents and/or tangible materials containing or comprising Confidential Information of the Disclosing Party will remain the property of the Disclosing Party. Upon the request of the Disclosing Party, the Receiving Party will destroy all Confidential Information of the Disclosing Party and any documents prepared by the Receiving Party using Confidential Information of the Disclosing Party and the Receiving Party agrees to provide confirmation of such destruction in writing. The Receiving Party may, however, keep one copy of any such document in the files of its legal department or outside counsel for record purposes only.

4.5	Notwithstanding any other provision of this Development Agreement, each Receiving Party acknowledges that a breach of confidentiality and use as provided in this Section may result in irreparable harm and damages to the Disclosing Party in an amount difficult to ascertain and that cannot be adequately compensated by a monetary award. Accordingly, in addition to any other relief to which the Disclosing Party may be entitled at law or in equity, the Disclosing Party shall be entitled to seek a temporary and/or permanent injunctive relief from any breach or threatened breach by the Receiving Party.

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4.6	The obligations imposed by this section, including but not limited to non-disclosure and non-use, however, will endure so long as the Confidential Information of the Disclosing Party does not become part of the public domain.

4.7	The existence of and the terms of this Development Agreement, including its Exhibits, are confidential and are not to be disclosed without the prior written approval of Cargill.

4.8	Neither Party may make any public announcement concerning this Development Agreement, its subject matter, and the activities and actions it contemplates without the other Party’s express written consent.

4.9	This Section 4 supercedes and replaces the Mutual Confidentiality Agreement between the Parties, which was effective July 17, 2009. All Confidential Information that was subject to that Mutual Confidentiality Agreement is hereby made subject to the terms and conditions of this Section 4.

5.	Intellectual Property

5.1	Each party shall retain ownership of all intellectual property that it owned prior to the Effective Date.

5.2	Improvements. Any invention or discovery relating to the Work Plan, in whole or in part, that is conceived during the term of this Development Agreement shall be an “Improvement”. The scope for Improvements will be [***]. Bioamber will own any Improvement [***] and such Improvement shall be designated “Bioamber Improvements”. Cargill will own any Improvement [***], and such Improvement shall be designated “Cargill Improvements”. In the event [***], and such Improvement shall be designated “Joint Improvements”. [***].

5.2.1	Cargill hereby grants Bioamber, and Bioamber hereby accepts, an [***] license to Cargill Improvements and Joint Improvements for use in [***] during the term of this Development Agreement with a reservation of right for Cargill to practice such Cargill Improvements and Joint Improvements for use in [***] during the term of this Development Agreement. Such use shall be for research purposes only with no rights to sublicense and with no “have made” rights. Cargill shall also grant a commercial license to Bioamber for Cargill Improvements and Joint Improvements under the terms and conditions of Exhibit D.

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5.2.2	Bioamber hereby grants Cargill, and Cargill hereby accepts, an [***] license with an unlimited right to sublicense under and to Bioamber Improvements for use outside the Field during the term of this Development Agreement. Such use shall be for research purposes only.

5.2.3	Cargill shall have the first option to prepare, file, prosecute, and maintain patent applications and issued/granted patents on [***], which option may be waived in whole or in part. [***] bear all costs incurred in connection with such preparation, filing, prosecution, and maintenance of U.S. and foreign application(s) and issued/granted patents directed to [***]. Cargill shall provide Bioamber a copy of any proposed patent application covering [***] in advance of the submission of the proposed patent application to any patent office. [***] If [***] waives its option, [***] shall have the option to prepare, file, prosecute, and maintain patent applications and issued patents on [***]. Cargill shall provide, when requested by Bioamber, all information in its possession, or true copies thereof, pertaining to [***] which may be necessary or useful in the preparation, filing, and prosecution of patent applications covering the [***]. Such information shall be treated as Confidential Information.

5.2.4	If Cargill waives its option to prepare and prosecute a patent application in accordance with Section 5.2.3 and elects not to file such a patent application or elects to allow any such patent application or issued/granted patent to become abandoned or lapse, Cargill shall give Bioamber notice of such election promptly and at least two (2) months prior to the first date that action must be taken to avoid such abandonment or lapse. Bioamber shall have the right to take over at its sole expense the filing, prosecution or maintenance of any such patent application and Bioamber shall keep Cargill informed of Bioamber’s filing, prosecution, and maintenance activities. All out-of-pocket expenses of Cargill shall be reimbursed by Bioamber. Bioamber shall have no liability to Cargill for Bioamber’s acts or failure to act with respect to such patent application or issued/granted patent.

5.2.5	Cargill shall have the sole power to bring and/or settle suits for infringement of any and all patent applications and/or patents on Improvements, regardless of ownership; provided, however, if required by law, Cargill shall join Bioamber, and Bioamber shall be joined, in such suits. Cargill shall control any such suits and shall bear all expenses related to any such suits. Bioamber shall provide any assistance reasonably requested in prosecuting and enforcing any and all patent applications and/or patents on Improvements. In the event Cargill elects not to initiate and prosecute suits for infringement of any patent application/and or patent onImprovement within the Field, then with sixty (60) days prior written notice to Cargill, Bioamber shall be entitled to initiate and prosecute such suits. For purposes of clarity, within such sixty (60) day period, Cargill shall be entitled to initiate and prosecute such suits.

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5.2.6	Cargill shall have the sole power to settle suits for infringement of the Licensed Patents. Cargill will in good faith consider enforcement requests from Bioamber.

5.2.7	Improvements are to be considered Confidential Information of the owning Party subject to the terms and conditions of Section 4, provided that the Party authorized hereunder to file and prosecute patent applications for an Improvement may make disclosure of that Improvement to outside patent counsel and to relevant patent offices as reasonably necessary for filing and prosecution of a patent application.

5.3	In consideration of the ownership rights granted to Bioamber under this Section 5, and the licenses granted to Bioamber under this Section 5 and the Commercial License attached as Exhibit D, Bioamber agrees to the payment terms and its other obligations contained in the attached Commercial License.

6.	[***]

7.	Warranties. Except as provided in Section 1.2 of this Development Agreement, Cargill makes no representations or warranties, express or implied, with respect to the services provided under this Development Agreement and with respect to the subject matter of this Development Agreement. The services are provided “as is” and Bioamber acknowledges that it bears all responsibility and accountability for evaluating, approving, and implementing any of results resulting from this Development Agreement.

8.	Indemnification. Bioamber and Cargill agree to waive any and all claims against each other for consequential, punitive, incidental, special, or other forms of “exemplary” losses whether arising in contract, warranty, tort (including negligence), strict liability, or otherwise, including any losses relating to lost use, lost profits, lost business, damage to reputation, or lost or diminished financing unless such claims are based on a Party’s gross negligence or willful misconduct.

9.	Notices. All notices or other communication must be in writing and delivered by (a) personal delivery, (b) reputable overnight delivery service, or (c) facsimile or e-mail, confirmed under clause (a) or clause (b), and addressed in each case as set forth below:

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If to Cargill:	If to Bioamber:

Cargill, Incorporated	Bioamber S.A.S.
[***]	1250 Rene-Levesque West
Suite 4110
Montreal, Quebec Canada H3B 4W8
Fax: 514-844-1414
Attention: [***]

With copy to: Cargill, Incorporated [***]	With copy to: Boivin Desbiens Senécal, g.p. [***]

10.	Term and Termination.

10.1	This Development Agreement will begin on the Effective Date and continue for [***] unless earlier terminated pursuant to Section 10.2, or unless the parties extend the term by mutual written Development Agreement (“Term”).

10.2	Either Party may terminate this Development Agreement by giving written notice to the other Party, (a)in the event the other Party’s bankruptcy, insolvency, or the filing of a petition therefore; and (b) the other Party materially defaults in the performance of its obligations hereunder. This Development Agreement shall also terminate upon mutual written agreement by the Parties. Further, in the event there is a dispute as to whether or not Cargill has missed a certain Milestone, then the Target Date for that Milestone shall be tolled until the Parties, acting in good faith, have settled such dispute in writing between themselves or through an independent expert.

11.	Independent Contractor. Nothing in this Development Agreement is to be construed to deem the relationship between the parties to be one of master/servant, principal/agent, or employer/employee. To the contrary, the relationship of Cargill to Bioamber is that of independent contractor, and Cargill will have no authority to (i) make any binding decision for, or on behalf of, Bioamber or (ii) commit Bioamber to any contract, obligation, debt, or other liability. None of Cargill’s employees will be deemed to be employees of Bioamber.

12.	Publicity. Any public statements related to work performed under this Development Agreement, including public statements related to the existence of this Development Agreement itself, will only be made after the prior written consent of both Parties concerning timing, content, and audience.

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13.	Miscellaneous.

13.1	Third Party Patents. [***] Cargill represents that, to the best of its knowledge as of the Effective Date, the patents and patent applications of third parties that could impact the Work Plan and the commercialization thereof are provided in Exhibit E (“Third Party Patents”). Cargill shall have no liability to Bioamber for Bioamber’s acts or failure to act with respect to such Third Party Patents. The Parties shall meet regularly throughout the Term of this Development Agreement to determine whether or not licenses to Third Party Patents are needed to perform or continue to perform the Work Plan and the next steps if such licenses are needed.

13.2	Governing Law. This Development Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, United States of America, disregarding its conflicts of law rules.

13.3	Assignment. Neither Party shall assign this Development Agreement or the obligations contained herein without the express written consent of the other Party.

13.4	Waiver. The failure of either Party to insist in any one or more instances upon performance of any terms or conditions of this Development Agreement, is not to be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of either Party with respect thereto will continue in full force and effect. No waiver will be effective unless in writing and signed by the waiving Party.

13.5	Amendment. No amendment, modification, or waiver of the terms of this Development Agreement shall be binding unless placed in writing and duly executed by the Parties’ authorized representatives.

13.6	Severability. All provisions contained herein are severable, and in the event any of them is held to be invalid by any competent court or arbitrator, this Development Agreement is to be interpreted as if such invalid provision were not contained herein.

13.7	Survivability. Sections 4 (Confidentiality), 5 (Intellectual Property), 6 [***], 7 (Warranties), 8 (Indemnification), 13.2 (Governing Law), and 13.7 (Survivability) will survive the expiration or earlier termination of this Development Agreement.

13.8	Entire Agreement. This Development Agreement supersedes all previous understandings between Cargill and Bioamber concerning the subject matter of this Development Agreement, including but not limited to the Term Sheet executed by the Parties on December 3, 2009 and December 4, 2009, and the Mutual Confidentiality Agreement between the Parties which was effective July 17, 2009, and, together with its attachments, including the Commercial License Agreement attached hereto as Exhibit D executed concurrently with this Development Agreement, contains the entire agreement between the parties with respect to the subject matter hereof, and may not be amended, modified, or supplemented except in writing and signed by both Parties specifically referring to this Development Agreement and the Commercial License Agreement.

13.9	Bioamber Non-Compete Commitment. Bioamber will not itself or with or through third parties [***]. This obligation endures for the Term of this Development Agreement. Notwithstanding the above, Bioamber shall be permitted to [***].

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The Parties, through their authorized representatives, hereby agree to the terms and conditions of this Development Agreement.

CARGILL, INCORPORATED [***]	BIOAMBER S.A.S.

/s/ [***]	/s/ Jean-François Huc
Signature	Signature

[***]	Director General
Title	Title

4/16/10	April 15, 2010
Date	Date

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Exhibit A

Work Plan

Milestones

[***]

MILESTONE 1

[***]

MILESTONE 2

[***]

MILESTONE 3

[***]

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Exhibit B

Cargill Patents and Patent Applications

[*** 4 pages omitted.]

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Exhibit C

Licensed Tool Kit

[***]

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EXHIBIT D

COMMERCIAL LICENSE AGREEMENT

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EXHIBIT E

Third Party Patents relating to the Work Plan

Publication number and title	Assignee
[***]

Third Party Patents relating to Modified Work Plan

Publication number and title	Assignee
[***]

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EXHIBIT F

Cargill’s Guiding Principles

•	Cargill will comply with the laws of all countries to which it is subject.

•	Cargill will not knowingly assist any third party to violate any law of any country, by creating false documents or by any other means.

•	Cargill will not pay or receive bribes or participate in any other unethical, fraudulent, or corrupt practice.

•	Cargill will always honor all business obligations that it undertakes with absolute integrity.

•	Cargill will keep its business records in a manner that accurately reflects the true nature of its business transactions.

•

Cargill managers and supervisors will be responsible that employees, consultants and contract workers under their supervision are familiar with applicable laws and company policies and comply with them. Further, they will be responsible for preventing, detecting, and reporting any violations of law of Cargill policies.

•	Cargill employees will not become involved in situations that create a conflict of interest between the company and the employee.

•	Every year, all Cargill employees sign an agreement to live these principles.

Cargill’s Compliance Policy on Intellectual Property

[*** 2 pages omitted.]

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AMENDMENT 1 TO DEVELOPMENT AGREEMENT

This is the First Amendment (“First Amendment”) to the Development Agreement (“Development Agreement”) entered into on April 15, 2010, by and between Cargill, Incorporated through its [***], having its principal place of business at [***] (“Cargill”) and BioAmber S.A.S., having a place of business at Route de Bazancourt, F-51110, Pomacle France (“BioAmber”). This First Amendment will be effective as of July 5, 2011, upon the signature of both Cargill and BioAmber.

Cargill and Bioamber mutually agree as follows:

1.	Section 2.2 of the Development Agreement is hereby amended to allow [***], to perform the Work Plan in addition to the [***] specified in the unamended Section 2.2. [***]

2.	Other than as expressly modified by this First Amendment, all terms and conditions of the Development Agreement continue without modification.

The Parties, through their authorized representatives, hereby agree to the terms and conditions of this First Amendment.

CARGILL, INCORPORATED [***]	BIOAMBER S.A.S.

/s/ [***]	/s/ Jim Millis
Signature	Signature
[***]	CTO
Title	Title
7/14/11	7/18/11

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AMENDMENTS TO COMMERCIAL LICENSE AGREEMENT AND DEVELOPMENT

AGREEMENT

WHEREAS, Cargill, Incorporated (“Cargill”) and BioAmber S.A.S. (“Bioamber”) entered into a Development Agreement having an Effective Date of April 15th, 2010, as amended on July 5th, 2011 (the “Development Agreement”);

WHEREAS, Cargill and Bioamber entered into a Commercial License Agreement having an Effective Date of April 15, 2010 (the “Commercial License”);

WHEREAS, Bioamber now desires to amend the Development Agreement to allow Bioamber to fund a research project being conducted by [***];

WHEREAS, Bioamber further desires to [***] (1) Bioamber’s existing demonstration-scale succinic acid production facility located at Pomacle, France; and (2) a succinic acid production facility located at Sarnia, Ontario Canada having a maximum production capacity of 35,000 metric tons of succinic acid per year (the “Sarnia Plant”). [***];

WHEREAS, Cargill is willing to allow Bioamber to fund the [***] and to conduct the [***], subject to the following terms and conditions. Now therefore the Parties agree:

Amendment To the Development Agreement

A. Section 13.9 of the Development Agreement is amended to add the following at the end of the Section:

“Notwithstanding the above, Bioamber may fund [***].

B. New Section 13.10 is added to the Development Agreement as set forth below:

“13.10 Notwithstanding the provisions of section 13.9, Bioamber may conduct the [***], subject to Bioamber hereby agreeing to [***].”

Amendment To the Commercial License

A. Section 5.9 of the Commercial License is amended to add the following at the end of the Section:

“Bioamber shall use best efforts to obtain regulatory approvals for the use of the CB1 Strain in all countries where Bioamber and/or a Bioamber licensee are using any strain other than the CB1 strain for the production of succinic acid and/or salts thereof. Additionally, Bioamber shall use best efforts to scale up the CB1 Strain and fermentation protocols utilizing the CB1 Strain.”

Nothing in these amendments will reduce Bioamber’s obligations to [***].

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CARGILL, INCORPORATED

By:	/s/ [***]
Name: [***] Title: Director, [***]
Date:	10/19/2011

BIOAMBER, SAS

By:	/s/ Jean-François Huc
Name: Jean-François Huc Title: President
Date:	October 15, 2011

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